THE SECURITIES SUBSCRIBED FOR UNDER THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW, AND THE TRANSFER OF SUCH SECURITIES BY SUBSCRIBER IS RESTRICTED BY THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS, AND AS OTHERWISE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

SUBSCRIPTION AGREEMENT

Workstream Inc.
485 N. Keller Rd.
Suite 500
Maitland, Florida 32751

Ladies and Gentlemen:

1.           Subscription.  The undersigned subscriber ("Subscriber") hereby irrevocably subscribes for and agrees to purchase                 shares (the "Shares") of Common Stock, no par value per share, of Workstream Inc. (the "Company") at a purchase price of US$.016 per share.  It is understood that this subscription is not binding on the Company until the Company, in its sole discretion, accepts the subscription by executing the acceptance page of this Subscription Agreement.  Subscriber hereby acknowledges and agrees that this subscription is irrevocable and that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder.

2.           Payment.  At the time of delivery to the Company of these completed subscription materials (including an executed copy of this Subscription Agreement and a completed and executed copy of the Investor Questionnaire attached as Exhibit A to this Subscription Agreement), Subscriber shall deliver to the Company, by check or wire transfer in accordance with the instructions provided by the Company to Subscriber, the consideration to be paid for the Shares in an amount equal to US$_______.

3.           Certificates.  Upon acceptance of Subscriber’s subscription, the Company will issue one or more certificates evidencing the Shares.

4.           Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Company as follows:

(a)           Subscriber has carefully reviewed the Company's periodic, current and other reports filed with the Securities and Exchange Commission (the "Company Filings"), including but not limited to the Company’s Annual Report on Form 10-K for the year ended May 31, 2010 (the "Form 10-K") and the Quarterly Report on Form 10-Q for the quarter ended August 31, 2010, as well as the financial statements contained in such Company Filings, and has relied solely upon the Company Filings and investigations made by or on behalf of Subscriber in making the decision to purchase the Shares.  No person or entity has made any representations or warranties, or furnished any sales or offering literature, to Subscriber other than the Company Filings.

(b)           Subscriber has been granted the opportunity to ask questions of, and has received answers satisfactory to Subscriber from, representatives of the Company concerning the Shares, the Company and its operations.  Subscriber has been given the opportunity to obtain, and has obtained, all additional information which Subscriber deems necessary to verify the accuracy of the information contained in the Company Filings and to evaluate the merits and risks of an investment in the Shares.

(c)           No undertakings, understandings, inducements, covenants, representations or warranties have been made to Subscriber by the Company, its affiliates or any agent or employee of the Company with respect to Subscriber’s investment in the Company or otherwise in connection with the Company or this offering.

(d)           Subscriber is acquiring the Shares for investment purposes only, for Subscriber’s own account and not with a view to resale, assignment or distribution thereof, either in whole or in part.

(e)           Subscriber understands that no federal or state agency or regulatory body, including without limitation, any federal or state securities commission, has approved or disapproved the Shares or passed upon or endorsed the merits of this offering or this Subscription Agreement.

(f)           Subscriber understands that (i) the Company has not registered the Shares under the Securities Act or any applicable state securities laws, (ii) the Shares are being offered in this offering pursuant to exemptions from the registration requirements of the Securities Act and such state securities laws, (iii) the Shares may not be sold, pledged, assigned or otherwise disposed of by Subscriber in the absence of an effective registration statement for the Shares under the Securities Act or unless an exemption from such registration is available, and (iv) the Company is under no obligation and has no intention to apply for the registration of the Shares or comply with any exemption from registration so as to permit any resale, and it has not represented that at some future date an attempt will be made to register the Shares or to comply with an exemption from registration so as to permit resale.

(g)           Subscriber will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares in the absence of either an effective registration statement or an opinion of a reputable securities counsel which is satisfactory in form and substance to the Company and its counsel that such proposed sale, transfer, assignment, pledge or other disposition would not be in violation of the Securities Act or any other applicable securities law.

(h)           Subscriber has consulted with Subscriber’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by Subscriber in the Shares and the merits and risks of an investment in the Shares.

(i)           Subscriber has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company, and has determined that such an investment is a suitable investment.

(j)           Subscriber understands that Subscriber may be precluded from selling or otherwise transferring or disposing of the Shares for an indefinite period of time or at any particular time, and may therefore have to bear the economic risk of investment in the Shares for an indefinite period of time.

(k)           Subscriber recognizes that investment in the Shares involves a high degree of risk and understands that any and all of the risk factors relating to the ownership of the Shares, including those risk factors set forth in the Form 10-K, could individually or in the aggregate have a material adverse effect on the Company and the value of the Shares.

(l)           With respect to each Subscriber that is an individual, such Subscriber represents that he or she has adequate means for providing for his or her current needs and possible personal contingencies and has no need for liquidity of the Shares, and can afford a complete loss of the investment in the Shares.  Subscriber’s commitment to illiquid investments is reasonable in relation to Subscriber’s net worth.

(m)          Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D of the Securities Act, as evidenced in the questionnaire attached as Schedule A to this Subscription Agreement (the "Investor Questionnaire").

(n)           The information provided to the Company in the Investor Questionnaire, and any other information provided to the Company by Subscriber, is true, complete and correct in all material respects.

(o)           Subscriber understands that the Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein and in the Investor Questionnaire in order to determine the applicability of  such exemptions and the suitability of the undersigned to acquire the Shares.

(p)           Subscriber will supply the Company with such other facts as from time to time are deemed necessary or desirable in order to ascertain that no violation has occurred of any securities laws of the United States or any other relevant jurisdiction, including the Securities Act.

(q)           Subscriber has the full right, power and authority to enter into this Subscription Agreement and the other documents contemplated hereby.  If other than an individual or individuals, Subscriber has taken all actions necessary to authorize fully the execution, delivery and performance of this Subscription Agreement and the other documents contemplated hereby.

(r)           Subscriber will inform the Company immediately by telephone and in writing of any change in the information set forth herein occurring on or before the acceptance of any subscription hereunder.

5.           Legend.  Subscriber understands and agrees that the certificate(s) representing or relating to the Shares subscribed for hereunder shall bear such legends as the Company, in its sole discretion, deems necessary or advisable in order to facilitate compliance with the Securities Act and any applicable state securities laws, including without limitation, a legend in substantially the form set forth below:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS."

6.           Indemnification.  Subscriber recognizes that the sale of the Shares to Subscriber is based upon Subscriber’s representations and warranties as set forth herein and on the information provided by Subscriber in the Investor Questionnaire.  Subscriber hereby agrees to indemnify and hold harmless the Company, and its directors, officers, employees, stockholders, agents, representatives, successors and assigns from and against all liability, damage, costs or expenses (including reasonable attorneys’ fees) which:  (a) arise out of or are due to a breach of the representations and warranties made by Subscriber or an inaccuracy, incompleteness or other defect in the information provided herein or in the Investor Questionnaire; or (b) arise after such Subscriber has become a stockholder of the Company, as a result of the sale or distribution of all or any portion of the Shares subscribed for hereby, or any interest therein, or Subscriber’s violation of any federal and state securities laws or any other applicable laws.  All such representations and warranties shall survive the consummation of the transactions contemplated hereby.

7.           Acceptance by the Company; Binding Agreement.  Subscriber understands that this subscription may be accepted or rejected, in whole or in part, by the Company, in its sole discretion, and that no subscription for the Shares will be binding until accepted by the Company.  In the event this subscription is rejected in whole, the instruments and documents delivered herewith and the consideration tendered for the Shares, will be returned to Subscriber, and all of the obligations of Subscriber hereunder shall terminate.  In the event the subscription is rejected in part, the consideration tendered in respect to the portion not accepted will be returned to Subscriber.  Upon acceptance by the Company, this Subscription Agreement, and all of the obligations of Subscriber hereunder and all of the representations and warranties by Subscriber herein, shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Subscriber; provided, however, that this Subscription Agreement is transferable or assignable by Subscriber only with the Company’s prior express written consent, which may be withheld for any reason.

8.           Miscellaneous Provisions.

(a)           This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Florida, without regard to any conflict of law provisions.

(b)           This Subscription Agreements and the representations, acknowledgements, warranties and agreements set forth herein shall be binding upon and shall inure to the benefit of Subscriber, and Subscriber’s successors, assigns, heirs and legal representatives.  This Subscription Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

(c)           This Subscription Agreement may not be modified except by a writing signed by Subscriber and the Company.

(d)           This Subscription Agreement may be executed in counterparts, each of which shall be and constitute an original and which together shall constitute a single agreement.

(e)           If any provision of this Subscription Agreement shall be invalid or unenforceable within any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

(f)           This Subscription Agreement, including all exhibits or schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the day and year indicated on the Signature Page.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE FOR INDIVIDUAL

Number of Shares subscribed for:	____________

Cost of Shares subscribed for ($.016 per Share)	$___________

SUBSCRIBER:

___________________________________	_________________________ ___________
Signature	Social Security No. Date
___________________________________
Print Name
___________________________________	___________________________________

___________________________________	___________________________________

___________________________________	___________________________________
Residence Address	Mailing Address (if different)
___________________________________	___________________________________
Home Phone	Home Facsimile
___________________________________	___________________________________
Office Phone	Office Facsimile

SIGNATURE PAGE FOR ENTITIES

Please submit additional copies of this Signature Page, if additional signatures are required for proper authorization.

Number of Shares subscribed for:	____________

Cost of Shares subscribed for ($.016 per Share)	$___________

Form of Organization:  ___ Corporation   ___ Limited Partnership    ___ Limited Liability Company

                                  ___ Other Entity (describe) ___________________________________

Full Name of Subscriber: ______________________________________________________

Tax I.D. No. _____________________      Date: __________________________________

Address:       ______________________________

                    ______________________________

                    ______________________________

Phone:          ______________________________

Facsimile:     ______________________________

Name:  __________________________________
(Entity Name)

By:_____________________________________
Signature

________________________________________
Print Name
Title:

ACCEPTANCE BY WORKSTREAM INC.

Workstream Inc. hereby accepts the foregoing subscription for _________ Shares and agrees that Subscriber shall acquire the Shares and become a stockholder of the Company effective as of the date set forth below.

WORKSTREAM INC.

By:	______________________________________
Name:
Title:

Effective Date:  December ____, 2010

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

Subscriber should initial all of the following statements that are true.  Subscriber hereby represents and warrants that Subscriber’s responses to this questionnaire are true and correct.
   INITIALS
(i) Subscriber certifies that Subscriber has a net worth (jointly with Subscriber’s spouse, if any) in excess of $1,000,000.	_______
(ii) Subscriber certifies that Subscriber had individual income for each of the years 2008 and 2009 in excess of $200,000 and has a reasonable expectation of reaching the same income level in 2010.	_______
(iii)        Subscriber certifies that he or she and his or her spouse had a joint income for each of the years 2008 and 2009 in excess of $300,000 and has a reasonable expectation of reaching the same income level in 2010.
_______
(iv)        If Subscriber is an entity, it certifies that all of the equity owners satisfy the standards set forth in (i), (ii) or (iii) above or that it has assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Shares.
_______
(v)        If Subscriber is a trust, it certifies that it has total assets in excess of $5,000,000, that its investment in the Shares is being directed by a person having such knowledge and experience in financial and business matters as to evaluate the merits and risks of such an investment, and that it was not formed for the specific purpose of acquiring the Shares.
_______
(vi)        If Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, it certifies that it has total assets in excess of $5,000,000 or that the decision to invest in the Shares is being made by a plan fiduciary which is a bank, savings and loan association, insurance company or registered investment adviser.
_______
(vii) None of the standards set forth in (i), (ii), (iii) or (iv) above apply.	_______

[Signature page to Investor Questionnaire follows—PLEASE SIGN BELOW]

State of Primary Residence/Formation /Incorporation: ________________________________________________

______________________________________	______________________________________
Signature of Subscriber (if an Individual)	Name of Subscriber (if an Entity)

Printed: ___________________________	By:	_______________________________
Name
Dated: ____________________________		Title

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